Exhibit 25.3

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM T-1



                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT FOR 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an  application  to  determine  eligibility  of a trustee  pursuant  to
Section 305(b) (2) _____


                      FIRST UNION NATIONAL BANK OF MARYLAND

               (Exact name of Trustee as specified in its charter)

110 CONGRESSIONAL LANE
ROCKVILLE, MD                                        20852                      52-1982008
(Address of principal executive office)              (Zip Code)                (I.R.S. Employer Identification No.)

                       Patricia A. Welling, (804) 788-9663
                  901 E. Cary Street, Richmond, Virginia 23219
                                   ----------

                         SINCLAIR BROADCAST GROUP, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                                          52-1494660
(State or other jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)


2000 West 41st Street
Baltimore, MD                                                                  21211
(Address of principal executive offices)                                       (Zip Code)

                                   ----------


                      GUARANTY OF 11 5/8% HIGH YIELD TRUST
                OFFERED PREFERRED SECURITIES OF SINCLAIR CAPITAL
                       (Title of the indenture securities)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

1.       GENERAL INFORMATION.

         (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

                  The Comptroller of the Currency, Washington, D.C.
                  Federal Reserve Bank of Richmond, Richmond, Virginia.
                  Federal Deposit Insurance Corporation, Washington, D.C.
                  Securities  and  Exchange   Commission,   Division  of  Market
                  Regulation, Washington, D.C.

         (b)      The Trustee is authorized to exercise corporate trust powers.


2.       AFFILIATIONS WITH OBLIGOR.

                  The obligor is not an affiliate of the Trustee.


3.       VOTING SECURITIES OF THE TRUSTEE.

                  Not applicable.
                  (See answer to Item 13)


4.       TRUSTEESHIPS UNDER OTHER INDENTURES.

                  Not applicable.
                  (See answer to Item 13)


5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

                  Not applicable.
                  (See answer to Item 13)


6.       VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

                  Not applicable.
                  (See answer to Item 13)


7.       VOTING   SECURITIES  OF THE  TRUSTEE  OWNED  BY  UNDERWRITERS  OR THEIR
         OFFICIALS.

                  Not applicable.
                  (See answer to Item 13)


8.       SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                  Not applicable.

                  (See answer to Item 13)


9.       SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                  Not applicable.
                  (See answer to Item 13)



10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                  Not applicable.
                  (See answer to Item 13)


11. OWNERSHIP OF HOLDERS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                  Not applicable.
                  (See answer to Item 13)


12.      INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                  Not applicable.
                  (See answer to Item 13)


13.      DEFAULTS BY THE OBLIGOR.

                  A. None
                  B. None


14.      AFFILIATIONS WITH THE UNDERWRITERS.

                  Not applicable.
                  (See answer to Item 13)


15.      FOREIGN TRUSTEE.

                  Trustee is a national banking association organized under the laws of the United States.


16.      LIST OF EXHIBITS.

         (1) Articles of Incorporation. (Incorporated by reference from Exhibit 25 to Registration 33-57401, filed January 25, 1995.)

         (2) Certificate of Authority of the Trustee to conduct business. (Incorporated by reference from Exhibit 25 to Registration 33-57401, filed January 25, 1995.)

         (3) Certificate of Authority of the Trustee to exercise corporate trust powers. (Incorporated by reference from Exhibit 25 to Registration 33-57401, filed January 25, 1995.)

         (4)      By-Laws.   (Incorporated  by  reference  from  Exhibit  25  to
                  Registration 33-57401, filed January 25, 1995.)

         (5)      Inapplicable.

         (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 6 of this Form T-1 Statement.

         (7)      Report of condition of Trustee.

         (8)      Inapplicable.

         (9)      Inapplicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK OF MARYLAND, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond, and Commonwealth of Virginia on the 6th day of June, 1997.


                                    FIRST UNION NATIONAL BANK OF MARYLAND
                                    (Trustee)



                                    BY:           /s/ Patricia A. Welling
                                        ----------------------------------------
                                             Patricia A. Welling, Vice President





                                                                 EXHIBIT T-1 (6)

                               CONSENTS OF TRUSTEE

              Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Sinclair Broadcast Group, Inc. of its 12 5/8% Series C Preferred Stock, First Union National Bank of Maryland, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.


                           FIRST UNION NATIONAL BANK OF MARYLAND



                           BY:             /s/ John M. Turner
                              --------------------------------------------------
                           John M. Turner, Vice President and Managing Director



Dated: June 6, 1997
       ------------


Legal Title of Bank:  FIRST UNION NATIONAL BANK OF MARYLAND        Call Date: 3/31/97 ST-BK: 24-1427  FFIEC 032
Address:              12244 ROCKVILLE PIKE                                                            Page RC-1
City, State  Zip:     ROCKVILLE, MD  20852
FDIC Certificate No.: /1/8/0/2/4/


            CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
              AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1997


SCHEDULE RC--BALANCE SHEET



                                                                                      Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1) ...........................     143,846
    b. Interest-bearing balances (2) ...................................................     878,558
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) ......................      75,563
    b. Available-for-sale securities (from Schedule RC-B, column D) ....................     329,597
 3. Federal funds sold and securities purchased under agreements to resell .............      16,111
 4. Loans and lease financing receivables:
                                                                     --------------------
    a. Loans and leases, net of unearned income (from Schedule RC-C)            1,986,340
    b. LESS: Allowance for loan and lease losses ...................               32,772
    c. LESS: Allocated transfer risk reserve .......................                    0
                                                                     --------------------
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..............................  1,953,568
 5. Trading assets (from Schedule RC-D) .................................................          0
 6. Premises and fixed assets (including capitalized leases) ............................     34,985
 7. Other real estate owned (from Schedule RC-M) ........................................      6,316
 8. Investments in unconsolidated subsidiaries and associated companies(from Schedule RC-M)    2,009
 9. Customers' liability to this bank on acceptances outstanding ........................        247
10. Intangible assets (from Schedule RC-M) ..............................................    361,389
11. Other assets (from Schedule RC-F) ...................................................     51,253
12. Total Assets (sum of items 1 through 11) ............................................  3,853,442
                                                                                           ----------

----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.



Legal Title of Bank:  FIRST UNION NATIONAL BANK OF MARYLAND        Call Date: 3/31/97 ST-BK: 24-1427  FFIEC 032
Address:              12244 ROCKVILLE PIKE                                                            Page RC-2
City, State  Zip:     ROCKVILLE, MD  20852
FDIC Certificate No.: /1/8/0/2/4/
SCHEDULE RC--CONTINUED

                                                                                    Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E) ........  3,008,156
                                                                      -------------------
       (1) Noninterest-bearing (1) ..................................            344,596
       (2) Interest-bearing .........................................          2,663,560
                                                                      -------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs ....................
       (1) Noninterest-bearing ..........................................................
       (2) Interest-bearing .............................................................
14. Federal funds purchased and securities sold under agreements to repurchase ..........    207,441
15. a. Demand notes issued to the U.S. Treasury .........................................          0
    b. Trading liabilities (from Scheudle RC-D) .........................................          0
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less ....................................          0
    b. With a remaining maturity of more than one year ..................................      9.580
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ............................        247
19. Subordinated notes and debentures (2) ...............................................          0
20. Other liabilities (from Schedule RC-G) ..............................................     30,929
21. Total liabilities (sum of items 13 through 20) ......................................  3,256,353
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus .......................................         0
24. Common stock ........................................................................       200
25. Surplus (exclude all surplus related to preferred stock) ............................   582,242
26. a. Undivided profits and capital reserves ...........................................    19,359
    b. Net unrealized holding gains (losses) on available-for-sale securities ...........    (4,712)
27. Cumulative foreign currency translation adjustments .................................
28. Total equity capital (sum of items 23 through 27) ...................................   597,089
29. Total liabilities, limited-life preferred stock, and equity capital
    (sum of items 21 and 28) ............................................................ 3,853,442
                                                                                          ----------


Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.   Indicated in the box at the right the number of the statement below that best describes the
     most comprehensive level of auditing work performed for the bank by independent external            Number
                                                                                               ----------------
     auditors as of any date during 1996 .....................................................               2   M.1.
                                                                                               ----------------

1 = Independent  audit of the bank  conducted  in  accordance                 4 =  Directors'  examination  of the bank performed by
    with generally accepted auditing standards by a certified                      other external auditors (may be required by state
    public accounting firm which submits a report on the bank                      chartering authority)

2 = Independent  audit of the bank's parent  holding  company                 5 =  Review  of the  bank's  financial  statements  by
    conducted in accordance  with generally  accepted  audit-                      external auditors
    ing standards by a certified public accounting firm which
    submits a report on the consolidated holding company (but                 6 =  Compilation of the bank's financial statements by
    not on the bank separately)                                                    external auditors

3 = Directors'   examination   of  the  bank   conducted   in                 7 =  Other audit procedures (excluding tax preparation
    accordance with generally  accepted auditing standards by                      work)
    a certified  public  accounting  firm (may be required by
    state chartering authority)                                               8 =  No external audit work

----------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
2) Includes limited-life preferred stock and related surplus.

I, Gary R. Sessions, Vice President of the above-named bank do hereby declare that these Reports of Condition and Income (including the supporting scehdules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowldege and belief.


                                                   Gary R. Sessions




We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                                                   Gail C. Graham
                                                   Thomas Johnston
                                                   Karen C. Holtz